UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2010

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Short-Term Incentive Plan and Targets

On December 17, 2009, the Board of Directors (“Board”) of the Federal Home Loan Bank of Topeka (“FHLBank”) adopted amendments to the Executive Short-Term Incentive Plan (“ESTIP”) and adopted the target performance measures for awards under the ESTIP in 2010 (“ESTIP Targets”), each subject to Federal Housing Finance Agency (“Finance Agency”) approval under the Finance Agency’s oversight of the compensatory arrangements of certain officers of the FHLBanks. The ESTIP provides eligible key employees (“Plan Participants”) the opportunity to earn annual incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Compensation Committee of the Board. On May 21, 2010, the FHLBank received a no-objection letter from the Finance Agency indicating that the FHLBank may proceed to measure and reward executive performance of the Plan Participants in accordance with the ESTIP and ESTIP Targets for the first quarter of 2010. The amendments to the ESTIP and the ESTIP Targets are effective January 1, 2010, pending any additional comment by the Finance Agency.

The purpose of the ESTIP is to motivate the Plan Participants to facilitate the FHLBank’s achievement of short-term performance goals aligned with the mission and business objectives of the FHLBank and to reward the Plan Participants in accordance with the FHLBank’s achievement of such goals.

As amended, the ESTIP clarifies the shareholder safeguard provision by providing that (1) if the FHLBank fails to meet the shareholder safeguard goal metric, no awards will be paid out under the ESTIP, and (2) if the FHLBank fails to meet the risk based capital requirements, the Compensation Committee shall have the right to adjust the awards paid under the ESTIP. Additionally, the amendments provide that the total awards earned under the ESTIP may include a vesting requirement if determined by the Compensation Committee to be in the best interests of the FHLBank.

The amendments also revise the labor market comparisons utilized by the Compensation Committee and for which award potential must correspond to primarily the Federal Home Loan Banks and secondarily other financial service institutions.

Furthermore, the amendments add risk management practices as a goal metric, but clarify that no quarterly progress payment will be paid toward the risk management annual performance goal.

Finally, the amendments provide that the Compensation Committee or the Board of Directors may at any time amend or terminate the ESTIP, in whole or in part, subject to awards accrued and not yet paid before the date of the amendment or termination.

The ESTIP Targets are determined annually by the Compensation Committee and adopted by the Board of Directors to implement the ESTIP by establishing the specific goal metrics to be used for the year, the weightings for each metric, and the specific performance ranges for each metric, including the performance ranges for threshold, target, and optimum performance. Under the amendments, the ESTIP Targets are measured by the results achieved in attaining specified performance levels in five areas, which are weighted as follows:

Core Return Spread on Class B Common Stock – 25%
Net Income after Capital Charge – 25%
Core Product Utilization – 15%
Mission Product Utilization – 10%
Risk Management – 25%

The addition of the Risk Management goal and removal of the Advance Penetration goal are the only goals that materially differ from the previous performance objectives as described more fully in Item 11 – “Executive Compensation” in our annual report on Form 10-K. Achievement of the Risk Management goal is determined by the Board of Directors in an annual assessment consisting of five areas of risk management, which are weighted as follows:

Risk Management Area	Weighting
Business Risk (stability of earnings over five-year period, ranking among FHLBanks)	20%
Operations Risk – Regulatory Compliance (exam results and management	25%
responsiveness to those results)
Operations Risk – Internal Controls (internal audit findings and management	25%
responsiveness to those findings)
Market Risk (DOE, MVE/TRCS trends)	20%
Credit Risk (exam results, credit events/losses, OTTI)	10%

In determining an award under the Risk Management goal, the Board of Directors will rank FHLBank’s risk management performance on a scale of one to five. The weighted average of the survey of the Board of Directors will determine the award as follows:

Weighted Average Score	Payout
5 (superior)	150%
4 (highly successful)	125%
3 (successful)	100%
2.5 (moderately successful)	50%
2 (marginally successful)	0%
1 (unsuccessful)	0%

Any payment under the Risk Management goal will only be distributed annually.

Potential values that may be awarded under the ESTIP Targets are assigned based on the Plan Participant’s position in the hierarchy of FHLBank, which partially reflects the Plan Participant’s role in FHLBank’s strategic decisions as well as the Plan Participant’s influence over FHLBank’s overall operations and culture. In accordance with this hierarchal determination, potential values are based on a percentage of the Plan Participant’s earned base salary as follows:

Chief Executive Officer – 55%
Chief Operating Officer and Chief Financial Officer – 45%
General Counsel and Director of Credit – 35%

The ESTIP provides for quarterly progress payments toward the annual award for progress toward achievement of certain goal metrics (other than that for Risk Management), subject to a holdback of 20% of the value of each progress payment pending achievement of certain criteria at the end of the plan year. Quarterly progress payments are calculated as QA = [(Earned Base) (Award %)(Metric Weight)(100% — Holdback %)] – Previous Awards; where: QA = Award earned at the end of the first, second, or third quarter of the plan period; Earned Base = the portion of the Plan Participant’s annual base wage earned from the beginning of the plan period to the end of the quarter in which the award is paid; Award % = award potential resulting from year to date performance against the interim quarterly performance levels for the goal metric against which quarterly progress payments are computed if the metric is accounted for 100% of the Plan Participant’s award; Metric Weight = weight assigned to the metric as a percent of the Plan Participant’s total award potential; Holdback % = 20%; Previous Awards = cumulative value of awards paid during previous quarters of the plan period for performance against the metric.

For the first quarter of 2010, FHLBank Plan Participants will receive the following progress payments, calculated as described above, for FHLBank’s achievement toward goal metrics as of March 31, 2010:

Andrew J. Jetter, President & CEO — $60,064.74
David S. Fisher, SEVP & COO — $32,647.26
Mark E. Yardley, EVP & CFO — $24,481.41
Patrick C. Doran, SVP & General Counsel – $15,512.65
Sonia R. Betsworth, SVP & Director of Credit — $10,938.17

A copy of the amended ESTIP is attached as Exhibit 10.1 hereto, and is incorporated herein by this reference. A copy of the ESTIP Targets is attached as Exhibit 10.2 hereto, and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 FHLBank Amended Executive Short Term Incentive Plan, dated December 17, 2009.
10.2 FHLBank 2010 Executive Short-Term Incentive Plan Targets, dated December 17, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

May 26, 2010	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FHLBank Amended Executive Short Term Incentive Plan, dated December 17, 2009.
10.2	FHLBank 2010 Executive Short-Term Incentive Plan Targets, dated December 17, 2009.